BARON

FUNDS®

Baron Asset Fund

Supplement dated December 22, 2014

to Summary Prospectus dated January 28, 2014

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective February 20, 2015, in connection with the principal investment strategy of Baron Asset Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund invests for the long term primarily in equity securities in the form of common stock of medium-sized growth companies with market capitalizations of between $1.5 billion and $12 billion at the time of purchase selected for their capital appreciation potential.” is deleted in its entirety and replaced with the following: “The Fund invests for the long term primarily in equity securities in the form of common stock of mid-sized growth companies. The Adviser defines mid-sized companies as those, at the time of purchase, with market capitalizations above $2.5 billion or the smallest market cap stock in the Russell Midcap Growth Index at reconstitution, whichever is larger, and below the largest market cap stock in the Russell Midcap Growth Index at reconstitution.”

This information supplements the Summary Prospectus dated January 28, 2014. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.